203% 121% 0% 50% 100% 150% 200% 250% 300% 350% 400% PFC TSC FCF TMP SYBT CCNE Universe $1-$10 B CHCO FISI LKFN SMMF FRME GABC HBNC CTBI NWBI FMNB PRK THFF PEBO SRCE

45% 25% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 110% SYBT FISI LKFN STBA TSC CCNE SMMF Universe $1-$10 B THFF HBNC GABC FRME FCF CTBI TMP PRK FMNB PEBO NWBI SRCE CHCO

1.32 Average, 1.19 Median, 1.23 0 0.5 1 1.5 2 2.5 3

79.22% 70% 75% 80% 85% 90% 95%

0.40 0.29 0.10 0.15 0.20 0.25 0.30 0.35 0.40 0.45 0.50 0.55 0.60

$25,806 $35,482 $36,383 $38,706 $49,615 $68,914 $69,674 $0 $10 ,00 0 $20 ,00 0 $30 ,00 0 $40 ,00 0 $50 ,00 0 $60 ,00 0 $70 ,00 0 $80 ,00 0 2014 2015 2016 2017 2018 2019 2020 Other 40% Manufacturing 27% Restaurant 12% Heavy Equipment 8% Titled - Vocational 6% Medical 4% Landscaping 3%

Company Overview Company Name Premier Financial Bancorp, Inc. Headquarters Huntington, WV Ticker PFBI MRQ Balance Sheet Total Assets ($000) 1,945,822 Total Loans ($000) 1,200,862 Total Deposits ($000) 1,633,740 Tangible Common Equity ($000) 207,843 Loans / Deposits (%) 74.3 TCE / TA (%) 11.0 MRQ Profitability Net Income ($000) 5,940 ROAA (%) 1.24 ROAE (%) 9.21 Net Interest Margin (%) 3.85 Efficiency Ratio (%) 52.1 57.2% 22.5% 7.3% 6.2% 5.4% 1.4% West Virginia Kentucky Ohio Washington D.C. Virginia Maryland West Virginia Deposit Market Share Deposits Market Rank Institution Branches ($000) Share 1 Truist Financial Corp. 52 6,177,770 15.9% 2 United Bankshares Inc. 51 5,310,568 13.7% 3 WesBanco Inc. 44 3,316,050 8.5% 4 City Holding Co. 58 2,906,071 7.5% 5 Huntington Bancshares Inc. 28 2,262,262 5.8% 6 JPMorgan Chase & Co. 17 2,129,178 5.5% 7 Summit Financial Group Inc. 29 1,922,198 4.9% 8 MVB Financial Corp 12 1,542,394 4.0% Combined Company 33 1,362,392 3.5% 9 First Community Bankshares Inc 22 1,048,879 2.7% 10 Premier Financial Bancorp Inc. 25 927,938 2.4%

FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 YTD-21 Income before income taxes 14,816$ 45,282$ 57,203$ 54,941$ 65,358$ 42,646$ 19,243$ Add: Provision for loan/credit losses 14,097 3,539 3,772 5,448 2,504 26,254 – Add: Loss on debt extinguishment – 707 – – – – – Add: Loss on OREO 530 34 116 35 98 120 Add: Loss on securities – 1 – 147 – 368 336 Add: Loss on other assets 696 427 – 469 692 170 27 Add: Loss on other transactions 43 – – 76 – – – Less: Recovery of loan losses – – – – – 4,749 Less: Gain on OREO – – – 14 – – – Less: Gains on securities 729 931 2,983 1 164 – – Less: Gains on other assets – 35 28 76 8 – – Less: Gains on other transactions – – 25 168 – – – Pre-provision net revenue 29,453$ 49,024$ 58,055$ 60,857$ 68,480$ 69,558$ 14,857$ Average assets (in millions) 3,112$ 3,320$ 3,510$ 3,872$ 4,222$ 4,739$ 4,912$ Pre-provision net revenue to average assets 0.95% 1.48% 1.65% 1.57% 1.62% 1.47% 1.23% ($ in Thousands)

($ in Thousands) FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 YTD-21 Income before income taxes 24,178$ 14,816$ 45,282$ 57,203$ 54,941$ 65,358$ 42,646$ 19,243$ Add: System upgrade revenue waived – – 85 – – – – – Add: Acquisition-related costs 4,752 10,722 – 341 7,262 7,287 1,459 1,911 Add: COVID-19 expenses – – – – – – 1,332 292 Add: System upgrade costs – – 1,259 – – – – – Add: Other non-core costs 298 592 – – – 270 1,055 549 Add: Pension settlement charges 1,400 459 – 242 267 – 1,054 – Add: Provision for loan/credit losses 339 14,097 3,539 3,772 5,448 2,504 26,254 – Add: Loss on debt extinguishment – 520 707 – – – – – Add: Loss on OREO 68 529 34 116 35 98 120 – Add: Loss on securities – – 1 – 147 – 368 336 Add: Loss on other assets 430 696 427 – 469 692 170 27 Add: Loss on other transactions – 43 – – 76 – – – Less: Gain on OREO – – – – 14 – – – Less: Gains on securities 398 729 931 2,983 1 164 – – Less: Gains on other assets – – 35 28 76 8 – – Less: Gains on other transactions 67 – – 25 168 – – – Pre-provision net revenue 31,067$ 41,702$ 50,368$ 58,638$ 68,386$ 76,037$ 74,458$ 22,358$ Average assets (in millions) 2,241$ 3,112$ 3,320$ 3,510$ 3,872$ 4,222$ 4,739$ 4,912$ Pre-provision net revenue to average assets 1.39% 1.34% 1.52% 1.67% 1.77% 1.80% 1.57% 1.85%

($ in Thousands) FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 YTD-21 Total noninterest income 40,020$ 46,382$ 50,867$ 55,573$ 56,754$ 64,274$ 63,672$ 16,903$ Less: net gain (loss) on investment securities 398 729 930 2,983 (146) 164 (368) (336) Less: net loss on asset disposals and other transactions (431) (1,788) (1,133) (63) (334) (782) (290) (27) Add: core banking system conversion revenue waived – – 85 – – – – – Core non-interest income excluding gains and losses 40,053$ 47,441$ 51,155$ 52,653$ 57,234$ 64,892$ 64,330$ 17,266$ ($ in Thousands) FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 YTD-21 Total non-interest expense 85,009$ 115,081$ 106,911$ 107,975$ 125,977$ 137,250$ 133,695$ 37,987$ Less: system conversion expenses – – 1,259 – – – – – Less: acquisition related expenses 4,752 10,722 – 341 7,262 7,287 489 1,911 Less: pension settlement charges 1,400 459 – 242 267 – 1,054 – Less: COVID-19 expenses – – – – – – 1,332 292 Less: other non-core charges 298 592 – – – 270 1,055 549 Core noninerest expense 78,559$ 103,308$ 105,652$ 107,392$ 118,448$ 129,693$ 129,765$ 35,235$

($ in Thousands) FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 YTD-21 Total noninterest expense 85,009$ 115,081$ 106,911$ 107,975$ 125,977$ 137,250$ 133,695$ 37,987$ Less: amortization on other intangible assets 1,428 4,077 4,030 3,516 3,338 3,359 3,223 620 Adjusted total non-interest expense 83,581 111,004 102,881 104,459 122,639 133,891 130,472 37,367 Total non-interest income excluding net gains and losses 40,053 47,441 51,070 52,653 57,234 64,892 64,330 17,266 Net interest income 69,506 97,612 104,865 113,377 129,612 140,838 138,923 35,578 Add: fully taxable equivalent adjustment 1,335 1,978 2,027 1,912 881 1,068 1,054 257 Net interest income on a fully taxable equivalent basis 70,841 99,590 106,892 115,289 130,493 141,906 139,977 35,835 Adjusted revenue 110,894$ 147,031$ 157,962$ 167,942$ 187,727$ 206,798$ 204,307$ 53,101$ Efficiency ratio 75.37% 75.50% 65.13% 62.20% 65.33% 64.74% 63.86% 70.37% Core non-interest expense 78,559$ 103,308$ 105,652$ 107,392$ 118,448$ 129,693$ 129,765$ 35,235$ Less: amortization on other intangible assets 1,428 4,077 4,030 3,516 3,338 3,359 3,223 620 77,131 99,231 101,622 103,876 115,110 126,334 126,542 34,615 Core non-interest income excluding gains and losses 40,053 47,441 51,070 52,653 57,234 64,892 64,330 17,266 Net interest income on a fully taxable equivalent basis 70,841 99,590 106,892 115,289 130,493 141,906 139,977 35,835 Adjusted core revenue 110,894 147,031 157,962 167,942 187,727 206,798 204,307 53,101 Efficiency ratio adjusted for non-core items 69.55% 67.49% 64.33% 61.85% 61.32% 61.09% 61.94% 65.19%

($ in Thousands) FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 YTD-21 Total stockholders equity 340,118$ 419,789$ 435,261$ 458,592$ 520,140$ 594,393$ 575,673$ 578,893$ Less: goodwill and other intangible assets 109,158 149,617 146,018 144,576 162,085 177,503 184,597 184,007 Tangible equity 230,960 270,172 289,243 314,016 358,055 416,890 391,076 394,886 Total assets 2,567,769$ 3,258,970$ 3,432,348$ 3,581,686$ 3,991,454$ 4,354,165$ 4,760,764$ 5,143,042$ Less: goodwill and other intangible assets 109,158 149,617 146,018 144,576 162,085 177,503 184,597 184,007 Tangible assets 2,458,611 3,109,353 3,286,330 3,437,110 3,829,369 4,176,662 4,576,167 4,959,035 Tangible equity to tangible assets 9.39% 8.69% 8.80% 9.14% 9.35% 9.98% 8.55% 7.96% Tangible equity 230,960$ 270,172$ 289,243$ 314,016$ 358,055$ 416,890$ 391,076$ 394,886$ Common shares outstanding 14,836,727 18,404,864 18,200,067 18,287,449 19,565,029 20,698,941 19,563,979 19,629,633 Tangible book value per share 15.57$ 14.68$ 15.89$ 17.17$ 18.30$ 20.14$ 19.99$ 20.12$

($ in Thousands) FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 YTD-21 Annualized net income 16,684$ 10,941$ 31,157$ 38,471$ 46,255$ 53,695$ 34,767$ 62,711$ Total average assets 2,240,534 3,111,853 3,320,447 3,510,274 3,871,832 4,222,482 4,739,289 4,912,076 Return on average assets 0.74% 0.35% 0.94% 1.10% 1.19% 1.27% 0.73% 1.28% Return on average assets adjusted for non-core items: Annualized net income 16,684$ 10,941$ 31,157$ 38,471$ 46,255$ 53,695$ 34,767$ 62,711$ Add: core banking system conversion revenue waived – – 85 – – – – – Less: tax effect of core banking system conversion revenue waived – – 30 – – – – – Add: net loss on investment securities – – – – 146 – 368 336 Less: tax effect of net loss on investment securities – 31 77 71 Less: net gain on investment securities 398 729 930 2,983 – 164 – – Add: tax effect of net gain on investment securities 139 255 325 1,044 34 Add: net loss on asset disposals 430 1,788 1,133 63 334 782 290 27 Less: tax effect on net loss on asset disposals 150 626 397 22 70 164 61 6 Add: system conversion expenses – – 1,259 – – – – – Less: tax effect on system conversion expense 441 Add: acquisition related expenses 4,752 10,722 – 341 7,262 7,287 489 1,911 Less: tax effect on acquisition related expenses 1,663 3,753 119 1,525 1,530 103 401 Add: pension settlement charges 1,400 459 – 242 267 – 1,054 – Less: tax effect on pension settlement charges 490 161 85 56 221 – Add: COVID-19 expenses – – – – – – 1,332 292 Less: tax effect on COVID-19 expenses 280 61 Add: other non-core charges 298 592 – – – 270 1,055 549 Less: tax effect on other non-core charges 104 207 57 222 115 Less: release of deferred tax asset valuation – – – – 805 – – – Less: impact of Tax Cuts and Jobs Act on deferred tax liability – – – – 705 – – – Add: impact of Tax Cuts and Jobs Act on deferred tax assets – – – 897 - – – – Net income adjusted for non-core items 20,898$ 19,281$ 32,161$ 37,849$ 51,072$ 60,153$ 40,319$ 64,599$ Total average assets 2,240,534 3,111,853 3,320,447 3,510,274 3,871,832 4,222,482 4,739,289 4,912,076 Return on average assets adjusted for non-core items 0.93% 0.62% 0.97% 1.08% 1.32% 1.42% 0.85% 1.32%

($ in Thousands) FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 YTD-21 Annualized net income 16,684$ 10,941$ 31,157$ 38,471$ 46,255$ 53,695$ 34,767$ 62,711$ Add: amortization of other intangible assets 1,428 4,077 4,030 3,516 3,338 3,359 3,223 2,514 Less: tax effect of amortization of other intangible assets 500 1,427 1,411 1,231 701 705 677 528 Annualized net income excluding the amortization of intangible assets 17,612 13,591 33,776 40,756 48,892 56,349 37,313 64,697 Total average equity 270,689 407,296 432,666 450,379 488,139 566,123 575,386 577,588 Less: average goodwill and other intangible assets 87,821 144,013 147,981 144,696 158,115 173,529 181,526 184,253 Average tangible equity 182,868 263,283 284,685 305,683 330,024 392,594 393,860 393,335 Annualized net income 16,684$ 10,941$ 31,157$ 38,471$ 46,255$ 53,695$ 34,767$ 62,711$ Total average equity 270,689 407,296 432,666 450,379 488,139 566,123 575,386 577,588 Return on average equity 6.16% 2.69% 7.20% 8.54% 9.48% 9.48% 6.04% 10.86% Annualized net income excluding the amortization of intangible assets 17,612$ 13,591$ 33,776$ 40,756$ 48,892$ 56,349$ 37,313$ 64,697$ Average tangible equity 182,868 263,283 284,685 305,683 330,024 392,594 393,860 393,335 Return on average tangible equity 9.63% 5.16% 11.86% 13.33% 14.81% 14.35% 9.47% 16.45%

($ in Thousands) FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 YTD-21 Return on average equity adjusted for non-core items: Annualized net income 16,684$ 10,941$ 31,157$ 38,471$ 46,255$ 53,695$ 34,767$ 62,711$ Add: core banking system conversion revenue waived – – 85 – – – – – Less: tax effect of core banking system conversion revenue waived – – 30 – – – – – Add: net loss on investment securities – – – – 146 – 368 336 Less: tax effect of net loss on investment securities – 31 77 71 Less: net gain on investment securities 398 729 930 2,983 – 164 – – Add: tax effect of net gain on investment securities 139 255 325 1,044 34 Add: net loss on asset disposals 430 1,788 1,133 63 334 782 290 27 Less: tax effect on net loss on asset disposals 150 626 397 22 70 164 61 6 Add: system conversion expenses – – 1,259 – – – – – Less: tax effect on system conversion expense 441 Add: acquisition related expenses 4,752 10,722 – 341 7,262 7,287 489 1,911 Less: tax effect on acquisition related expenses 1,663 3,753 119 1,525 1,530 103 401 Add: pension settlement charges 1,400 459 – 242 267 – 1,054 – Less: tax effect on pension settlement charges 490 161 85 56 221 – Add: COVID-19 expenses – – – – – – 1,332 292 Less: tax effect on COVID-19 expenses 280 61 Add: other non-core charges 298 592 – – – 270 1,055 549 Less: tax effect on other non-core charges 104 207 57 222 115 Less: release of deferred tax asset valuation – – – – 805 – – – Less: impact of Tax Cuts and Jobs Act on deferred tax liability – – – – 705 – – – Add: impact of Tax Cuts and Jobs Act on deferred tax assets – – – 897 – – – – Net income adjusted for non-core items 20,898$ 19,281$ 32,161$ 37,849$ 51,072$ 60,153$ 38,391$ 65,172$ Average tangible equity 270,689 407,296 432,666 450,379 488,139 566,123 575,386 577,588 Return on average equity adjusted for non-core items 7.72% 4.73% 7.43% 8.40% 10.46% 10.63% 6.67% 11.28% Net income adjusted for non-core items 20,898$ 19,281$ 32,161$ 37,849$ 51,072$ 60,153$ 38,391$ 65,172$ Average tangible equity 182,868 263,283 284,685 305,683 330,024 392,594 393,860 393,335 Return on average tangible equity adjusted for non-core items 11.43% 7.32% 11.30% 12.38% 15.48% 15.32% 9.75% 16.57%